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                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 30, 2002
                      NORTHWESTERN MUTUAL SERIES FUND, INC.

William T. Howard, Jr. has replaced Gary R. Clemons as the manager of the Franklin Templeton International Equity Portfolio. Mr. Howard, Executive Vice President, Portfolio Management/Research of Templeton Investment Counsel, LLC, joined Templeton Investment Counsel in 1993 and has more than 16 years experience managing institutional portfolios. Mr. Howard holds a B.A., with honors, from Rhodes College and an M.B.A. from Emory University. He is a Chartered Financial Analyst.

           THE DATE OF THIS PROSPECTUS SUPPLEMENT IS JANUARY 17, 2003.